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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 17, 2002

                               JCC HOLDING COMPANY
               (Exact Name of Registrant as Specified in Charter)

DELAWARE                          0-33007                    62-1650470
(State or Other Jurisdiction      (Commission File Number)   (IRS Employer
of Incorporation)                                            Identification No.)


                                 One Canal Place
                           365 Canal Street, Suite 900
                          New Orleans, Louisiana, 70130
              (Address of Principal Executive Offices and Zip Code)

                                 (504) 533-6000
              (Registrant's telephone number, including area code)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On May 17, 2002, we dismissed Deloitte & Touche LLP ("Deloitte") as our independent public accountants. The decision to change accountants was recommended by the audit committee of our board of directors and unanimously approved by our board of directors.

         The independent auditors' reports of Deloitte on our financial statements during the two most recent fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles. Deloitte has indicated that they have not withdrawn any of their opinions expressed in their auditors' reports for any periods for which they conducted our audits.

         During our two most recent fiscal years and through the date of Deloitte's dismissal, we did not have any disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Deloitte would have caused it to make reference to the subject matter thereof in connection with its independent auditors' report.

         During the two most recent fiscal years and through the date of Deloitte's dismissal, there were no "reportable events" within the meaning of
Item 304(a)(1)(v) of Regulation S-K.

         As required by Item 304(a)(3) of Regulation S-K, we have furnished Deloitte with the disclosures contained in this Item 4 and requested that Deloitte furnish us with a letter addressed to the Securities and Exchange Commission stating that it agrees with our statements made in this Item 4. A copy of Deloitte's letter dated May 22, 2002 is included as Exhibit 16.1 hereto.

(b) On May 17, 2002, the board of directors of JCC Holding Company approved the engagement of Ernst & Young LLP as our independent public accountants, effective upon their acceptance and delivery of our notice of dismissal to Deloitte.

         We did not consult with Ernst & Young LLP with regard to (i) any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to our financial statements; or (ii) any matter that was either the subject of a "disagreement," as that term is defined in Item 304 of Regulation S-K and the related instructions applicable to Item 304 of Regulation S-K, or a "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 5. OTHER EVENTS

         Harrah's Entertainment, Inc., the beneficial owner of 49% of our common stock, announced the dismissal of their independent public accountants, Arthur Andersen LLP, and the engagement of Deloitte as their new independent public accounting firm, effective May 2, 2002. Because our primary shareholder has retained Deloitte and in order to better assure the complete independence of our public accountants, we believe it is in our best interest to replace Deloitte, our current public accountants, with Ernst & Young LLP, and so we dismissed Deloitte as our independent public accountants as noted in Item 4 above. Harrah's Entertainment's announcement of its decision to change its independent public accountants and our subsequent decision to change our independent public accountants was made after the printing and mailing of our proxy statement for the 2002 annual meeting of stockholders, originally scheduled to be held on April 25, 2002. Although ratification by stockholders of our choice of independent public accountants is not required by law, the board of directors determined it was desirable to include in our proxy statement for the 2002 annual meeting a proposal requesting stockholder approval of Deloitte as our independent public accountant for the year ending December 31, 2002. Due to the subsequent events described above, however, we do not now intend to submit this proposal to stockholders for approval at the 2002 annual meeting, and therefore no shareholder proxies will be voted for this purpose. Due to two postponements of our annual meeting originally scheduled for April 25, 2002, our 2002 annual meeting of stockholders will



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be held on Tuesday, June 4, 2002 at the Harrah's New Orleans Casino in The
Mansion Ballroom, 4 Canal Street, New Orleans, Louisiana 70130, at 9:00 a.m. local time (CDT).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

         The following exhibits are filed herewith:

         16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated May 22, 2002



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


JCC HOLDING COMPANY
(REGISTRANT)

/s/ L. Camille Fowler
---------------------
L. Camille Fowler
Vice President - Finance, Secretary and Treasurer

Date: May 23, 2002



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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER            EXHIBIT DESCRIPTION
------            -------------------
16.1              Letter from Deloitte & Touche LLP to the Securities and
                  Exchange Commission dated May 22, 2002